WELLS FARGO VARIABLE TRUST

Asset Allocation Fund
Growth Fund
International Equity Fund
Small Cap Growth Fund

Supplement dated February 4, 2003 to the
Combined Prospectus dated May 1, 2002, as supplemented May 13, 2002 and the Stand-Alone Prospectuses dated May 1, 2002

The following portfolio manager changes are effective immediately:

1. David S. Lunt no longer serves as a co-portfolio manager with Galen G. Blomster for the Asset Allocation Fund. Mr. Blomster serves as the sole portfolio manager responsible for the day-to-day management of the Asset Allocation Fund. The "Portfolio Manager(s)" section in the stand-alone and combined prospectuses is supplemented by removing the biography for David S. Lunt. Biographical information for Mr. Blomster can be found in the "Portfolio Manager(s)" section in the stand-alone and the combined prospectuses.

2. Stephen M. Kensinger, CFA joins Deborah Meacock, CFA as a co-portfolio manager for the Growth Fund. Biographical information for Ms. Meacock can be found in the "Portfolio Manager(s)" section in the stand-alone and the combined prospectuses and such sections are supplemented with the following information:

Stephen M. Kensinger, CFA
Growth Fund since 2003
Mr. Kensinger joined WCM in 1999. He serves as a Managing Director of WCM and as a co-manager of the Growth Fund. He has over 10 years of accumulated experience with the firm including service from the mid 1980's though 1994 with Norwest Investment Management and with WCM since 1999. Prior to rejoining the firm, he was principal and senior portfolio manager at Wilke/Thompson Capital Management. Mr. Kensinger earned his BS in Accounting and his MS in Finance from the University of Iowa. He is also a Certified Public Accountant.

3. Cynthia A. Tusan, CFA no longer serves as a co-portfolio manager for the International Equity Fund. Sabrinah Yih, CFA serves as the sole portfolio manager responsible for the day-to-day management of the International Equity Fund. The "Portfolio Manager(s)" section in the stand-alone and combined prospectuses is supplemented by removing the biography for Cynthia A. Tusan, CFA. Biographical information for Ms. Yih can be found in the "Portfolio Manager(s)" section in the stand-alone and the combined prospectuses.

4. Thomas Zeifang, CFA and Christopher F. Greene no longer serve as the portfolio managers for the Small Cap Growth Fund. Allen J. Ayvazian and Jerome "Cam" Philpott, CFA serve as co-portfolio managers of the Small Cap Growth Fund. The "Portfolio Manager(s)" section of the combined prospectus is supplemented by removing the biographies for Thomas Zeifang, CFA and Christopher F. Greene and adding the following information, and the stand-alone prospectus is replaced with the following information:

Allen J. Ayvazian
Small Cap Growth Fund since 2003
Mr. Ayvazian joined Wells Fargo in 1989 as a Senior Portfolio Manager for Separate Accounts and is now a co-manager of the Small Cap Growth Fund. Prior to joining Wells Fargo, he was the managing director for SAS Advisors from 1987 to 1989. He also served as a manager for institutional portfolios in previous positions with Citicorp and Bank of America. Mr. Ayvazian earned his BA in History from the University of California, Los Angeles.

Jerome "Cam" Philpott, CFA
Small Cap Growth Fund since 2003
Mr. Philpott joined WCM in 2002 as a portfolio manager. Prior to joining WCM, Mr. Philpott was a portfolio manager with Montgomery Asset Management, which he joined in 1991 as an analyst for the Small Cap Equity team. He has co-managed the Montgomery Mid Cap Fund since 2001. Prior to joining Montgomery, Mr. Philpott served as a securities analyst with Boettcher & Company and a general securities analyst at Berger Associates, Inc., an investment management firm. Mr. Philpott earned his BA in Economics from Washington and Lee University and his MBA from the Darden School at the University of Virginia.